Exhibit 10.91

THIRTY-SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRTY-SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of November 8, 2006, is entered into by and among WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (“Lender”), BRAWN, LLC, a Delaware limited liability company (“Brawn LLC”), HANOVER REALTY, INC., a Virginia corporation (“Hanover Realty”), THE COMPANY STORE FACTORY, INC., a Delaware corporation (“TCS Factory”), THE COMPANY OFFICE, INC., a Delaware corporation (“TCS Office”), SILHOUETTES, LLC, a Delaware limited liability company (“Silhouettes LLC”), HANOVER COMPANY STORE, LLC, a Delaware limited liability company (“HCS LLC”), DOMESTICATIONS, LLC, a Delaware limited liability company (“Domestications LLC”), KEYSTONE INTERNET SERVICES, LLC, a Delaware limited liability company (“KIS LLC”), and THE COMPANY STORE GROUP, LLC, a Delaware limited liability company (“CSG LLC”; and, together with Brawn LLC, Hanover Realty, TCS Factory, TCS Office, Silhouettes LLC, HCS LLC, Domestications LLC and KIS LLC, collectively, “Borrowers” and each, individually, a “Borrower”), HANOVER DIRECT, INC., a Delaware corporation (“Hanover”), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company (“Clearance World”), SCANDIA DOWN, LLC, a Delaware limited liability company (“Scandia Down LLC”), D.M. ADVERTISING, LLC, a Delaware limited liability company (“DM Advertising LLC”), HANOVER DIRECT MANUFACTURING, LLC, a Delaware limited liability company, formerly known as American Down & Textile, LLC, (“HDM LLC”), HANOVER GIFTS, INC., a Virginia corporation (“Hanover Gifts”), HANOVER DIRECT MEMBERSHIPS, INC., a Delaware corporation (“HDMI”) and SCANDIA DOWN ONLINE, LLC (“Scandia Online”, together with Hanover, Clearance World, Scandia Down LLC, DM Advertising LLC, HDM LLC, Hanover Gifts and HDMI, collectively “Guarantors” and each, individually, a “Guarantor”).

W I T N E S S E T H:

WHEREAS, Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, the Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997, the Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998, the Twelfth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Thirteenth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Fourteenth Amendment to Loan and Security Agreement, dated as of February 28, 2000, the Fifteenth Amendment to Loan and Security Agreement, dated as of March 24, 2000, the Sixteenth Amendment to Loan and Security Agreement, dated as of August 8, 2000, the Seventeenth Amendment to Loan and

Security Agreement, dated as of January 5, 2001, the Eighteenth Amendment to Loan and Security Agreement, dated as of November 12, 2001, the Nineteenth Amendment to Loan and Security Agreement, dated as of December 18, 2001, the Twentieth Amendment to Loan and Security Agreement, dated as of March 5, 2002, the Twenty-First Amendment to Loan and Security Agreement, dated as of March 21, 2002, the Twenty-Second Amendment to Loan and Security Agreement, dated as of August 16, 2002, the Twenty-Third Amendment to Loan and Security Agreement, dated as of December 27, 2002 (the “Twenty-Third Amendment to Loan Agreement”), the Twenty-Fourth Amendment to Loan and Security Agreement, dated as of February 27, 2003, the Twenty-Fifth Amendment to Loan and Security Agreement, dated as of April 21, 2003, the Twenty-Sixth Amendment to Loan and Security Agreement, dated as of August 29, 2003, the Twenty-Seventh Amendment to Loan and Security Agreement, dated as of October 31, 2003, the Twenty-Eighth Amendment to Loan and Security Agreement, dated as of November 4, 2003, the Twenty-Ninth Amendment to Loan and Security Agreement, dated as of November 25, 2003, the Thirtieth Amendment to Loan and Security Agreement, dated as of March 25, 2004, the Thirty-First Amendment to Loan and Security Agreement, dated as of July 8, 2004, the Thirty-Second Amendment to Loan and Security Agreement, dated as of December 30, 2004, the Thirty-Third Amendment to Loan and Security Agreement, dated as of March 11, 2005, the Thirty-Fourth Amendment to Loan and Security Agreement, dated as of July 29, 2005, the Thirty-Fifth Amendment to Loan and Security Agreement, dated as of March 28, 2006, and the Thirty-Sixth Amendment to Loan and Security Agreement, dated as of August 10, 2006 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers;

WHEREAS, Borrowers and Guarantors have requested that Lender revise the amounts of EBITDA that Borrowers are required to maintain in the fourth fiscal quarter of the fiscal year ending December 30, 2006 and the first and second fiscal quarters of Borrowers for the fiscal year ending December 29, 2007;

WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendment subject to the terms and conditions and to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.           Definitions. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

Section 2.	Amendments and Modifications to Loan Agreement.

2.1          EBITDA. Section 6.31 (g) of the Loan Agreement is hereby replaced with the following:

“(g) Hanover and its Subsidiaries shall not, as to any fiscal quarter during the fiscal year 2006 of Hanover and its Subsidiaries, permit EBITDA of Hanover and

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its Subsidiaries commencing on the first day of such fiscal year and ending on the last day of the applicable fiscal quarter set forth below on a cumulative YTD basis to be less than the respective amount set forth below opposite such fiscal quarter end YTD period:

Fiscal Quarter End YTD Periods for Fiscal Year 2006	Cumulative Minimum EBITDA
(i) January 1, 2006 through April 1, 2006	$400,000
(ii) January 1, 2006 through July 1, 2006	$4,000,000
(iii) January 1, 2006 through September 30, 2006	$5,000,000
(iv) January 1, 2006 through December 30, 2006	$6,000,000

(h) Hanover and its Subsidiaries shall not, as to any fiscal quarter during the fiscal year 2007 of Hanover and its Subsidiaries and for each fiscal quarter thereafter and in any fiscal year thereafter, permit EBITDA of Hanover and its Subsidiaries commencing on the first day of such fiscal year and ending on the last day of the applicable fiscal quarter set forth below on a cumulative YTD basis to be less than the respective amount set forth below opposite such fiscal quarter end YTD period:

Fiscal Quarter End YTD Periods for Fiscal Year 2007	Cumulative Minimum EBITDA
(i) December 31, 2006 through March 31, 2007	($1,000,000)
(ii) December 31, 2006 through June 30, 2007 and thereafter	$1,000,000”

Section 3.    Representations, Warranties and Covenants. Borrowers and Guarantors represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

3.1          This Amendment and each other agreement or instrument to be executed and delivered by Borrowers or Guarantors hereunder have been duly authorized, executed and

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delivered by all necessary action on the part of Borrowers and Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers or Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

3.2          No action of, or filing with, or consent of any governmental or public body or authority, other than the filing of UCC financing statements, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.

3.3          All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

3.4          After giving effect to the waivers and consents set forth in this Amendment, no Incipient Default or Event of Default exists or has occurred on the date hereof.

Section 4.    Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

4.1          Lender shall have received a photocopy of an executed original or executed original counterparts of this Amendment by electronic mail or facsimile (with the originals to be delivered within five (5) Business Days after the date hereof), as the case may be, duly authorized, executed and delivered by Borrowers and Guarantors;

4.2          each Borrower and Guarantor shall have delivered, or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in a reasonably acceptable to Lender;

4.3          Borrowers and Guarantors shall have delivered, in form and substance acceptable to Lender, a copy of an amendment to the Chelsey Term Loan Agreement revising the amounts of the minimum EBITDA that Borrowers are required to maintain under the Chelsey Term Loan Agreement; and

4.4          as of the date of this Amendment and after giving effect hereto, no Incipient Default or Event of Default shall exist or have occurred.

Section 5.    Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written

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communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

Section 6.    Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

Section 7.    Governing Law. The validity, interpretation and enforcement of this Amendment whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflict of laws or other rule of law that would cause the application of the law of any jurisdiction, other than the laws of the State of New York. Without in any way limiting the foregoing, the parties elect to be governed by New York law in accordance with, and relying on (at least in part), Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

Section 8.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

Section 9.    Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

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                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Thomas Grabosky
Name:	Thomas Grabosky
Title:	Director

THE COMPANY STORE FACTORY, INC. THE COMPANY OFFICE, INC.

By:	/s/ John Swatek
Name:	John Swatek
Title:	Senior Vice President & Chief Financial Officer

BRAWN, LLC SILHOUETTES, LLC HANOVER COMPANY STORE, LLC DOMESTICATIONS, LLC KEYSTONE INTERNET SERVICES, LLC THE COMPANY STORE GROUP, LLC

By:	/s/ John Swatek
Name:	John Swatek
Title:	Senior Vice President & Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

By their signatures below, the undersigned Guarantors acknowledge and agree to be bound by the applicable provisions of this Amendment:

HANOVER DIRECT, INC.

By:	/s/ Wayne P. Garten
Name:	Wayne P. Garten
Title:	Chief Executive Officer
CLEARANCE WORLD OUTLETS, LLC SCANDIA DOWN, LLC D.M. ADVERTISING, LLC HANOVER DIRECT MANUFACTURING, LLC SCANDIA ONLINE, LLC

By:	/s/ Wayne P. Garten
Name:	Wayne P. Garten
Title:	Manager

HANOVER GIFTS, INC. HANOVER DIRECT MEMBERSHIPS, INC.

By:	/s/ Wayne P. Garten
Name:	Wayne P. Garten
Title:	Chairman

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